Exhibit 10.2

1 North Wall Quay Dublin 1 Ireland	T +353 1 622 2000 F +353 1 622 2222

Niall Tuckey	Citibank Europe plc
Director	1 North Wall Quay
ILOC Product	Dublin 1, Ireland

Tel +353 (1) 622 7430
Fax +353 (1) 622 2741
Niall.Tuckey@Citi.com

FROM:	Citibank Europe plc (the “Issuing Bank”)

TO:	AXIS Specialty Limited; AXIS Re SE; AXIS Specialty Europe SE; AXIS Insurance Company; AXIS Surplus Insurance Company and AXIS Reinsurance Company (the “Applicants”)

DATE:	31 March 2015

Ladies and Gentlemen,

Facility Fee Letter dated 14 May 2010 between (1) the Issuing Bank and (2) the Applicants regarding a committed letter of credit facility of USD 750,000,000 as amended by Letter Amendments from time to time and most recently on 14 June 2013, and as may be amended, varied, supplemented, novated or assigned as the case may be (the “Facility Fee Letter”)

1.	We refer to the Facility Fee Letter. Defined terms used in this letter shall have the meanings given to them in the Facility Fee Letter (including where defined in the Facility Fee Letter by reference to another document).

2.	The Issuing Bank and the Applicants agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter:

(i)	Clause 6 of the Facility Fee Letter shall be amended and restated in its entirety as follows:

Commitment fee

(a)	The Applicants shall (jointly and severally) pay to the Issuing Bank an ongoing fee in respect of the unutilised portion of the Facility (For the avoidance of doubt this includes Tranche (I) $179,000,000, Tranche (II) $191,000,000 and Tranche (III) $130,000,000; provided that the Applicants shall have the right to reduce the size of the Facility at any time with both Tranche (I), Tranche (II) and Tranche (III) and all sub limits being reduced on a pro rata basis for the time being of the facility from the start of the Facility for the period starting on and including the date of the Master Agreement and ending on and including the Facility end date. The Fee shall be calculated as follows:

Tranche (I) – Facility amount $179,000,000

Utilisation less than 50%	- Fee 75bps per annum

Utilisation 50% or greater, but less than 75%	- Fee 50bps per annum

Citibank Europe plc

Directors: Aidan M Brady, Breffni Byrne, Jim Farrell, Bo J. Hammerich (Sweden), Mary Lambkin, Marc Luet (France), Rajesh Mehta (India),

Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Zdenek Turek (Czech Republic), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.

Ultimately owned by Citigroup Inc., New York, U.S.A.

Citibank Europe plc is regulated by the Central Bank of Ireland

Utilisation equal to or greater than 75%	- Fee 25bps per annum

Tranche (II) – Facility amount $191,000,000

Any level of utilisation	- Fee 15bps per annum

Tranche (III) – Facility amount $130,000,000

Any level of utilisation	- Fee 20bps per annum

(b)	Such fee shall be calculated on a daily basis using a year of 360 days.

(c)	Such fee shall be payable quarterly in arrears as follows: The first such fee shall be calculated on the first Quarter Date which falls after the date of the Master Agreement, and thereafter on each Quarter Date. All fees shall be payable 5 Business Days after receipt of the invoice detailing such fees.

(d)	No such fee shall be refundable by the Issuing Bank in any circumstances.

3.	Except as expressly amended by this letter, the Facility Fee Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Facility Fee Letter, the terms of this letter shall prevail.

4.	This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law.

5.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

[signature pages follow]

Citibank Europe plc

Directors: Aidan M Brady, Breffni Byrne, Jim Farrell, Bo J. Hammerich (Sweden), Mary Lambkin, Marc Luet (France), Rajesh Mehta (India),

Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Zdenek Turek (Czech Republic), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.

Ultimately owned by Citigroup Inc., New York, U.S.A.

Citibank Europe plc is regulated by the Central Bank of Ireland

For and on behalf of Citibank Europe plc

/s/ Niall Tuckey
Name:	Niall Tuckey
Title:	Director

We agree to the terms set out in this letter.

For and on behalf of AXIS Specialty Limited

/s/ Jose Osset
Name:	Jose Osset
Title:	SVP and Treasurer

For and on behalf of AXIS Re SE

/s/ Tim Hennessy
Name:	Tim Hennessy
Title:	CEO, Director

For and on behalf of AXIS Specialty Europe SE

/s/ Tim Hennessy
Name:	Tim Hennessy
Title:	CEO, Director

For and on behalf of AXIS Insurance Company

/s/ Andrew Weissert
Name:	Andrew Weissert
Title:	SVP, General Counsel

Citibank Europe plc

Directors: Aidan M Brady, Breffni Byrne, Jim Farrell, Bo J. Hammerich (Sweden), Mary Lambkin, Marc Luet (France), Rajesh Mehta (India),

Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Zdenek Turek (Czech Republic), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.

Ultimately owned by Citigroup Inc., New York, U.S.A.

Citibank Europe plc is regulated by the Central Bank of Ireland

For and on behalf of AXIS Surplus Insurance Company

/s/ Andrew Weissert
Name:	Andrew Weissert
Title:	SVP, General Counsel

For and on behalf of AXIS Reinsurance Company

/s/ Andrew Weissert
Name:	Andrew Weissert
Title:	SVP, General Counsel

Citibank Europe plc

Directors: Aidan M Brady, Breffni Byrne, Jim Farrell, Bo J. Hammerich (Sweden), Mary Lambkin, Marc Luet (France), Rajesh Mehta (India),

Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Zdenek Turek (Czech Republic), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.

Ultimately owned by Citigroup Inc., New York, U.S.A.

Citibank Europe plc is regulated by the Central Bank of Ireland